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                                                            EXHIBIT 10(n)(xxii)
[LOGO]

              SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT



BORROWER:       CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:        10394 PACIFIC CENTER COURT
                SAN DIEGO, CALIFORNIA  92121



DATE:           DECEMBER 22, 1997

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated May 27, 1997 and as amended by that Amendment to Loan Agreement dated June 27, 1997 (as so amended and as otherwise amended from time to time, the "Loan Agreement") as follows:
(Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. CONTINGENT MODIFICATION TO FINANCIAL COVENANT. The Tangible Net Worth financial covenant set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows, provided that if the acquisition of Novegen, Inc. does not occur then such amendment shall be deemed not to have been made to such financial covenant and the Tangible Net Worth financial covenant in effect prior to the date hereof shall remain in effect:

    "TANGIBLE NET WORTH:              Parent shall maintain a tangible net
                                      worth of not less than $29,000,000,
                                      excluding the amount of the foreign
                                      currency translation account."

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect




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SILICON VALLEY BANK                             AMENDMENT TO LOAN AGREEMENT
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to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.



CALBIOCHEM-NOVABIOCHEM CORPORATION            SILICON VALLEY BANK


BY   /S/ JAMES G. STEWART                     BY  /S/ LINDA LE BEAU
  -------------------------------               -------------------------------
     PRESIDENT OR VICE PRESIDENT              Title  SVP
                                                    ---------------------------
BY  /S/ ARTHUR E. ROKE
  -------------------------------
       SECRETARY OR ASS'T SECRETARY














                                    CONSENT

         The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.



CN BIOSCIENCES, INC.                          CALBIOCHEM-NOVABIOCHEM AG



BY:   /S/ JAMES G. STEWART                    BY:  /S/ STELIOS B. PAPADOPOULOS
  -------------------------------               -------------------------------
Title:  VICE PRESIDENT                        Title:   DIRECTOR
     ----------------------------                   ---------------------------







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